Exhibit 10.28

TERMINATION AGREEMENT REGARDING THE AMENDED AND RESTATED

MASTER FRAMEWORK AGREEMENT

This Termination Agreement regarding the Amended and Restated Master Framework Agreement (this “Termination Agreement”) is made and entered into as of March 21, 2016 (“Effective Date”), by and between Amyris, Inc., a Delaware corporation (“Amyris”), and Total Energies Nouvelles Activités USA, SAS (formerly known as Total Gas & Power USA, SAS), a société par actions simplifiée organized under the laws of the Republic of France (“Total”) (Amyris and Total, each a “Party” and together the “Parties”).

WHEREAS, the Parties entered into a Master Framework Agreement on July 30, 2012, which was amended on March 24, 2013 (as amended, the “Original Master Agreement”);

WHEREAS, the Parties replaced and superseded the Original Master Agreement by entering into the Amended and Restated Master Framework Agreement, dated December 2, 2013, which was subsequently amended on April 1, 2015 (as amended, the “Master Agreement”); and

WHEREAS, due to mutually agreed upon changes in the Parties’ relationship described in their letter agreement, dated July 26, 2015 and amended on February 11, 2016, regarding the restructuring of Total Amyris BioSolutions B.V (the “JVCO Letter Agreement”), the Master Agreement is no longer relevant, and the Parties, consistent with the JVCO Letter Agreement, now desire to terminate the Master Agreement in its entirety.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained in this Termination Agreement, the Parties agree as follows:

1.	Termination. The Parties hereby, effective as of the Effective Date, terminate the Master Agreement in its entirety.

2.	Counterparts. This Termination Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Termination Agreement may be executed by facsimile or other electronic signatures, and such signatures shall be deemed to bind each Party as if they were original signatures.

IN WITNESS WHEREOF, the Parties have caused this Termination Agreement to be executed as of the Effective Date by their respective duly authorized officers below.

AMYRIS, INC.		TOTAL ENERGIES NOUVELLES ACTIVITÉS USA, SAS

By:	/s/ Nicholas Khadder	By:
Name:	Nicholas Khadder	Name:
Title:	General Counsel	Title:

TERMINATION AGREEMENT REGARDING THE AMENDED AND RESTATED

MASTER FRAMEWORK AGREEMENT

This Termination Agreement regarding the Amended and Restated Master Framework Agreement (this “Termination Agreement”) is made and entered into as of March 21, 2016 (“Effective Date”), by and between Amyris, Inc., a Delaware corporation (“Amyris”), and Total Energies Nouvelles Activités USA, SAS (formerly known as Total Gas & Power USA, SAS), a société par actions simplifiée organized under the laws of the Republic of France (“Total”) (Amyris and Total, each a “Party” and together the “Parties”).

WHEREAS, the Parties entered into a Master Framework Agreement on July 30, 2012, which was amended on March 24, 2013 (as amended, the “Original Master Agreement”);

WHEREAS, the Parties replaced and superseded the Original Master Agreement by entering into the Amended and Restated Master Framework Agreement, dated December 2, 2013, which was subsequently amended on April 1, 2015 (as amended, the “Master Agreement”); and

WHEREAS, due to mutually agreed upon changes in the Parties’ relationship described in their letter agreement, dated July 26, 2015 and amended on February 11, 2016, regarding the restructuring of Total Amyris BioSolutions B.V (the “JVCO Letter Agreement”), the Master Agreement is no longer relevant, and the Parties, consistent with the JVCO Letter Agreement, now desire to terminate the Master Agreement in its entirety.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained in this Termination Agreement, the Parties agree as follows:

3.	Termination. The Parties hereby, effective as of the Effective Date, terminate the Master Agreement in its entirety.

4.	Counterparts. This Termination Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Termination Agreement may be executed by facsimile or other electronic signatures, and such signatures shall be deemed to bind each Party as if they were original signatures.

IN WITNESS WHEREOF, the Parties have caused this Termination Agreement to be executed as of the Effective Date by their respective duly authorized officers below.

AMYRIS, INC.	TOTAL ENERGIES NOUVELLES ACTIVITÉS USA, SAS

By:	By:	/s/ B. Clement
Name:	Name:	B. Clement
Title:	Title:	President